Convertible Notes: (Details Text) (USD $) In Millions, unless otherwise specified	3 Months Ended
	Jun. 30, 2014	Dec. 31, 2012
Convertible Notes: [Abstract]
Summary fourth quarter 2012 debt restructuring		In the fourth quarter of 2012, the Company restructured debt totaling $84.4 million. Pursuant to the agreement, the Company paid $16.9 million cash, issued 12,412,501 Class A common shares, issued modified notes with a face value of $25.3 million due June 29, 2014 (“Modified Notes”) and issued CVR’s totaling 5.468% of any future proceeds, net of certain deductions (including income tax calculation and the payment of current obligations of the Company), actually received by the Company with respect to the Arbitration proceedings and/or disposition of the Brisas Project mining data.
Modified Notes with maturity extended to December 31, 2015	$ 25.3
New notes issued Q2 2014	12
Summary terms of Q2 2014 new and restructured notes	The New Notes and the Modified Notes (as amended from the date of closing) (the "Notes") bear interest at a rate of 11% per year, which will be accrued and capitalized quarterly, issued in the form of a note (Interest Notes) and be payable in cash at maturity. Subject to certain conditions, the outstanding principal may be converted into Class A common shares of the Company, redeemed or repurchased prior to maturity. The Notes mature on December 31, 2015 and are convertible, at the option of the holder, into 285.71 shares of Class A common shares per $1,000 (equivalent to a conversion price of $3.50 per common share) at any time upon prior written notice to the Company. The Company paid, in the case of the New Notes, a fee of 2.5% of the principal in the form of an original issue discount and in the case of the Modified Notes, a cash extension fee of 2.5% of the principal.
Fair value of equity component	5.7
Loss on Q2 2014 restructuring	$ 0.2